SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 12, 2017

REX ENERGY CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-33610	20-8814402
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

366 Walker Drive

State College, Pennsylvania 16801

(Address of Principal Executive Office and Zip Code)

(814) 278-7267

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8–K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CFR 240.13e–4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 3.03	Material Modification to Rights of Security Holders.

The information set forth below in Item 5.03 is incorporated by reference into this Item 3.03.

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

On May 12, 2017 (the “Effective Date”), Rex Energy Corporation (the “Company”) filed a Certificate of Amendment to the Certificate of Incorporation of Rex Energy Corporation (the “Certificate of Amendment”) with the Secretary of State of the State of Delaware in order to amend its Certificate of Incorporation to (i) effectuate a previously announced one-for-ten reverse stock split of the Company’s common stock (the “Reverse Stock Split”) and (ii) reduce the authorized number of shares of the Company’s common stock from 200,000,000 to 100,000,000 (the “Authorized Common Stock Reduction”). Pursuant to the Reverse Stock Split, every 10 shares of the Company’s common stock outstanding prior to 7:00 p.m., Eastern Time, on the Effective Date (the “Effective Time”) have been converted into one share of common stock. The Reverse Stock Split and the Authorized Common Stock Reduction took effect concurrently at the Effective Time, and the Company’s common stock will open for trading on May 15, 2017 on a post-Reverse Stock Split basis. No fractional shares will be issued in connection with the Reverse Stock Split. Instead, the Company will round any such fractional shares up to the next whole share. The par value and other terms of the Company’s common stock were not affected by the Reverse Stock Split.

The CUSIP number for the post-Reverse Stock Split common stock is 761565506. The post-Reverse Stock Split common stock will continue to trade on The NASDAQ Capital Market under the symbol “REXX”. The Company’s transfer agent, ComputerShare Trust Company, N.A., is acting as the exchange agent for the Reverse Stock Split and will send instructions to stockholders of record regarding the exchange of pre-Reverse Stock Split common stock for post-Reverse Stock Split common stock.

The Reverse Stock Split followed (i) the approval by the Company’s stockholders at the Annual Meeting of Stockholders held on May 5, 2017 (the “Annual Meeting”) of (x) a grant of discretionary authority to the Board of Directors of the Company (the “Board”) to effect an amendment to the Company’s Certificate of Incorporation to effect a reverse stock split of the Company’s common stock, at a reverse stock split ratio between 1-for-5 and 1-for-10, with such ratio to be determined by the Board in its sole discretion and (y) the Authorized Common Stock Reduction, contingent on the implementation of the Reverse Stock Split by the Board; and (ii) the approval by the Board of (x) the specific 1-for-10 reverse stock split ratio and (y) the Authorized Common Stock Reduction. The voting results from the Annual Meeting and the stockholder approval of the Reverse Stock Split authorization and the Authorized Common Stock Reduction proposals were disclosed in a Current Report on Form 8-K filed by the Company with the Securities and Exchange Commission on May 5, 2017.

The foregoing summary of the Certificate of Amendment does not purport to be complete and is qualified in its entirety by reference to the Certificate of Amendment, which is included in Exhibit 3.1 and incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Certificate of Incorporation of Rex Energy Corporation

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

REX ENERGY CORPORATION

By:	/s/ Jennifer L. McDonough
Jennifer L. McDonough
Sr. Vice President, General Counsel and Secretary

Dated: May 15, 2017

EXHIBIT INDEX

Exhibit Number	Exhibit Title

3.1	Certificate of Amendment to Certificate of Incorporation of Rex Energy Corporation